Exhibit 10.1

THE BOARD OF DIRECTORS

OF

CANNABICS PHARMACEUTICALS INC.

The following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held on this 21st day of June, 2019

The Board of Directors which was present for this meeting & took active part therein was:

Eyal Barad

Eyal Ballan

Ehud Rieger

WHEREAS there has been presented to and considered by this meeting a Motion to Appoint two qualified INDEPENDENT DIRECTORS to our Company’s Board,

NOW THEREFORE BE IT RESOLVED that the majority of Directors having considered this matter, and having opened the floor to all those who voice a preference in the issue and pursuant to NRS §78.315, and Nasdaq Rule §4200(a)(15), have unanimously decided and RESOLVED that:

DR. ESTERY GILOZ-RAN

ERAN BALLAN, ESQ.

Shall from this day forth, be and are INDEPENDENT DIRECTORS on our Board.

Said Motion is hereby passed and the corporate books, records and the Secretary shall file this Resolution in the corporate records

DATED: 21st June, 2019

_____________________________

David E. Price, Secretary, Corp Counsel